EXHIBIT 10.16
-------------

                            MOAI TECHNOLOGIES, INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     This Common Stock Purchase Agreement ("Agreement") is entered into as of
                                            ---------
December 9, 1997 between Moai Technologies, Inc., a California corporation (the "Company"), and Anne Perlman ("Purchaser").
 -------                       ---------

     1.  Sale of Stock.  On the Purchase Date (as defined below) the Company
         -------------
will issue and sell to Purchaser, and Purchaser will purchase from the Company, 738,750 shares of the Company's Common Stock (the "Shares") at a purchase price
                                                   ------
of $0.06 per Share for a total purchase price of $44,325.00. The term "Shares" refers to the purchased shares of Common Stock and all securities received in replacement of or in connection with such shares pursuant to stock dividends or splits, all securities received in replacement of such shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of such shares.

     2.  Purchase.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or at such other time and place as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase
                                            -------------
Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by delivery of a promissory note in the form attached as Exhibit A to this Agreement and a Pledge
                                        ---------
and Security Agreement in the form attached as Exhibit B to this Agreement.
                                               ---------

     3.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

         (a)  Repurchase Option.
              -----------------

              (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable,
                                        ----------------
exclusive option (the "Repurchase Option") for a period of 60 days from such
                       -----------------
date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like); provided, however, that the
                                                     --------  -------
Repurchase Option shall continue for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such an extension of time is necessary to prevent the repurchase of the Shares from causing other capital stock of the Company to lose its status as "qualified small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

               (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. 1/8th of the Shares shall be released from the Repurchase Option on the date that is six months after the Vesting Commencement Date (as set forth on the signature page of this Agreement), and 1/48th of the total number of Shares shall be released from the Repurchase Option at the end of each month thereafter, until all Shares are released from the Repurchase Option (provided in each case that Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of such release). Fractional shares shall be rounded to the nearest whole share.

               (iv) Notwithstanding Section 3(a)(iii), the Repurchase Option shall lapse in accordance with paragraph 6 of Purchaser's employment letter with the Company dated December 9, 1997 (the "Employment Letter").
                                         -----------------

          (b)  Right of First Refusal.  Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
 ------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

               (i)   Notice of Proposed Transfer.  The Holder of the Shares
                     ---------------------------
shall deliver to the Company a written notice (the "Notice") stating: (A) the
                                                    ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C)
                                                      -------------------
the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal.  At any time within
                     ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

               (iii)  Purchase Price. The purchase price ("Purchase Price") for
                      --------------                       --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)   Payment.  Payment of the Purchase Price shall be made, at
                      -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)    Holder's Right to Transfer.  If all of the Shares proposed
                      --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)   Exception for Certain Transfers.  Anything to the contrary
                      -------------------------------
contained in this Section 3(b) notwithstanding, the donative transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to the San Jose Children's Discovery Museum or to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as
                                                            ----------------
used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

          (c)  Involuntary Transfer.
               --------------------

               (i)    Company's Right to Purchase upon Involuntary Transfer.  In
                      -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi)) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. The purchase price for Shares which have not been released from the Repurchase Option shall be the original purchase price per share specified in Section 1 (adjusted for any stock splits, stock dividends and the like); the purchase price for Shares which have been released from the Repurchase Option shall be the greater of the purchase price specified in Section 1 (adjusted for any stock splits, stock dividends and the like) and the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii) Price for Involuntary Transfer.  With respect to any shares
                    ------------------------------
which have not been released from the Repurchase Option to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (d)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (e)  Restrictions Binding on Transferees.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f)  Termination of Rights.  The Right of First Refusal and the option
               ---------------------
to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") (the "IPO"). The
                                         --------------         ---
Repurchase Option shall not be affected by the IPO.

     4.   Escrow of Unvested Shares.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C executed by
                                                      ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.
               -------

               (i) The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                    (A) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                    (B) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                    (C) Any legend required to be placed thereon by the California Commissioner of Corporations.

               (ii) Upon termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(i)(B) and delivered to Purchaser.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  No Employment Rights.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     8.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the
               -----------
Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the
                                                        --------------
Code with the Internal Revenue Service within 30 days from the date of purchase. A blank 83(b) election is attached hereto as Exhibit D. Even if the fair market
                                             ---------
value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under
Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

     9.  Market Standoff Agreement.  In connection with the initial public
         -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     10. Miscellaneous.
         -------------

         (a) Governing Law.  This Agreement and all acts and transactions
             -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         (b) Entire Agreement; Enforcement of Rights.  This Agreement and the
             ---------------------------------------
Employment Letter set forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) California Corporate Securities Law.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            SIGNATURE PAGE FOLLOWS

     The parties have executed this Common Stock Purchase Agreement as of the date first set forth above.

                            MOAI TECHNOLOGIES, INC.

                            By: /s/ Devapratim Hazarika
                                ------------------------------------------------
                                    Devapratim Hazarika, Chief Technical Officer

                            Address:
                                      650 Townsend Street, Suite 2117
                                      San Francisco, CA 94103

     PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE EMPLOYMENT LETTER, THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                            PURCHASER:

                            ANNE PERLMAN

                            /s/ Anne Perlamn
                            ----------------------------------------------------
                            (Signature)
                            Address:
                                             [ADDRESS]
                                      ------------------------------------------


                                      ------------------------------------------

Vesting Commencement
Date:  December 1, 1997

I, _________________, spouse of Anne Perlman, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                            _____________________________________
                            Signature of spouse

                                   EXHIBIT A

                                PROMISSORY NOTE
                                ---------------

$44,325.00                                             San Francisco, California
                                                                December 9, 1997

     For value received, the undersigned promises to pay Moai Technologies, Inc., a California corporation (the "Company"), at its principal office the
                                     -------
principal sum of $44,325.00 with interest from the date hereof at a rate of 6.10% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the earlier of (a) such time as the Company's repurchase option with respect to the shares of the Company's Common Stock purchased by the undersigned with the principal amount of this Note has lapsed in its entirety and (b) ten (10) days following termination of the undersigned's employment relationship for any reason or no reason.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The undersigned hereby waives presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                                     /s/ Anne Perlman
                                                    ----------------------------
                                                    Anne Perlman

                                   EXHIBIT B
                                   ---------

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     This Pledge and Security Agreement (this "Agreement") is entered into as of
                                               ---------
December 9, 1997 between Moai Technologies, Inc., a California corporation (the "Company"), and Anne Perlman ("Purchaser").
 -------                       ---------

                                   RECITALS
                                   --------

     In connection and simultaneously with Purchaser's purchase of certain shares of the Company's Common Stock (the "Shares") pursuant to a Common Stock
                                           ------
Purchase Agreement dated as of the date hereof between Purchaser and the Company, Purchaser is delivering a promissory note (the "Note") in full payment
                                                         ----
of the purchase price for the Shares. The Company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

                                   AGREEMENT
                                   ---------

     1.    Grant of Security Interest.  Purchaser hereby assigns, pledges and
           --------------------------
grants to the Company, a lien on and security interest in all of Purchaser's right, title and interest in and to the 738,750 shares of the Company's Common Stock represented by certificate number C-0012 (the "Collateral") to secure the
                                                     ----------
full payment and performance of the obligations of Purchaser to the Company under the Note and all amendments, extensions, or renewals of the Note (the

"Obligations").
 -----------

     2.    Delivery of Collateral.  Concurrently with the Purchaser's
           ----------------------
delivery to the Company of the Note, Purchaser shall deliver the Collateral to the Company, along with an Assignment Separate from Certificate in the form attached hereto as Attachment A. The Company or its legal counsel shall hold
                   ------------
the Collateral as security for Purchaser's obligations under the Note and shall not release the Collateral until such obligations are discharged in full to the satisfaction of the Company.

     3.    Representations and Warranties.  Purchaser hereby represents and
           ------------------------------
warrants to the Company that:

           (a) Purchaser is the registered owner of the Collateral. No other person or entity has any right, title claim or interest (by way of lien, charge or otherwise) in, against or to the Collateral.

           (b) Purchaser has not assigned any rights or interest in the Collateral except as granted herein and the rights set forth in the First Refusal and Co-Sale Agreement dated as of the date hereof.

     4.    Covenants.  Purchaser hereby covenants and agrees as follows:
           ---------

           (a) Purchaser will do all acts that may be necessary to maintain, preserve, and protect the Collateral.

           (b) Purchaser will keep the Collateral free of all other liens or charges except those provided herein. Purchaser will not sell, transfer, redeem, exchange, convey, pledge or otherwise dispose or surrender (other than to the Company) the Collateral or any interest therein.

           (c) Purchaser will defend any proceeding which may affect its title to or the Company's interest in the Collateral.

     5.    Authorized Action by the Company.   Purchaser hereby irrevocably
           --------------------------------
appoints the Company as its attorney-in-fact to do at any time prior to or subsequent to an Event of Default (as defined below) any act which Purchaser is obligated by this Agreement to do (but the Company shall not be obligated to nor shall it incur any liability to Purchaser or any third parties for failure so to
do), and, in addition, at any time after the occurrence of an Event of Default, the Company is authorized:

           (a) to exercise such rights and powers as Purchaser might exercise with respect to the Collateral;

           (b) to make any compromise and take any action the Company deems advisable with respect to the Collateral;

           (c) to transfer the Collateral to its own name or its nominee's name in accordance with applicable law. In such event, the Company shall transfer such number of shares of the Collateral as are necessary to satisfy all of the Obligations and all other amounts due under this Agreement.

     The appointment granted herein is irrevocable and coupled with an interest.

     6.    Voting Rights. In the absence of an Event of Default, Purchaser shall
           -------------
be entitled to exercise all voting and or consensual powers pertaining to the Collateral for all purposes not inconsistent with this Agreement.

     7.    Event of Default.  At the option of the Company, the following shall
           ----------------
constitute an "Event of Default" under this Agreement:

           (a) Failure by Purchaser to pay when due any amount owed under the Note.

           (b)   Breach by Purchaser of any provision of this Agreement.

           (c)   If Purchaser makes an assignment for the benefit of creditors.

           (d) If Purchaser (i) becomes insolvent or (ii) files any application or petition in any tribunal for the appointment of a trustee or receiver, or (iii) commences any proceeding under any bankruptcy or reorganization statute, or under any provision of the United States Bankruptcy Code, or under any insolvency law, or under any dissolution or liquidation law whether now or hereafter in effect.

           (e) If any petition or application of the type described in subparagraph (d) above is commenced against Purchaser and is not dismissed within sixty (60) days of filing, or an order is entered appointing a trustee or receiver for Purchaser, or an order is entered appointing a trustee or receiver for Purchaser, or an order for relief is issued in any bankruptcy.

     8.    Remedies Upon Default.  Upon the occurrence of any Event of Default,
           ---------------------
the Company shall have the rights specified in Article Eight and Nine of the California Commercial Code and any other rights provided by law by virtue of this Agreement or by virtue of any judgment obtained by the Company.

     9.    Waivers and Authorizations.
           --------------------------

           (a) Purchaser waives any right to require the Company to: (i) proceed against any guarantor or any other person; (ii) proceed against or exhaust any Collateral; or (iii) pursue any other remedy in the Company's power.

           (b) Until all the Obligations secured by this Agreement shall have been paid and performed in full, Purchaser shall have no right of subrogation; Purchaser hereby waives any right to enforce any remedy which the Company now has or may hereafter have against any other person and hereby waives any benefit of and any right to participate in any collateral, guaranty, or security now or hereafter held by the Company.

           (c) Purchaser further authorizes the Company, without notice or demand and without affecting its liability hereunder or on the Obligations, from time to time, to: (i) upon the occurrence of an Event of Default, direct the order or manner of sale of the Collateral, or (ii) add, release, or substitute any endorsers or guarantors of the Obligations.

     10.   Application of Proceeds.  The proceeds of any sale or other
           -----------------------
disposition of the Collateral following the occurrence of an Event of Default shall be applied by the Company as follows:

           (a) First, to the reasonable expenses of redeeming, collecting, retaking, holding, preparing for sale, selling and the like and the reasonable attorneys' fees and legal expenses incurred by the Company.

           (b)   Thereafter, to the satisfaction of the Obligations.

           (c) Thereafter, any remaining proceeds shall be delivered to Purchaser.

     11.   Termination.
           -----------

           (a) This Agreement, except for the representations and warranties herein, shall terminate when all the Obligations have been fully paid.

           (b) Upon full payment by Purchaser of all amounts due under the Note, the Company shall deliver to Purchaser the Collateral, and the Company shall thereupon be discharged of all further obligations under this Agreement; provided, however, that the Company shall nevertheless retain the Collateral as
--------  -------
escrow agent if at the time of full payment by Purchaser said Shares are still subject to a repurchase option in favor of the Company.

           (c) In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Company, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Company, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").
                          --------------

     12.   General Provisions.
           ------------------

           (a)   Binding Agreement; Assignment.  This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the parties hereto and their successors and assigns, except that Purchaser shall not be permitted to assign this Agreement herein or any obligation hereunder.

           (b)   No Waiver. the Company shall not by any act or omission be
                 ---------
deemed to have waived any rights, powers or remedies hereunder unless such waiver be in writing and signed by the Company and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as a bar to or waiver of such right or remedy on a subsequent event.

           (c)   Severability.  If one or more provisions of this Agreement are
                 ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

           (d)   Governing Law. This Agreement and all acts and transactions
                 -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

           (e)   Amendment. This Agreement may be altered, amended or repealed,
                 ---------
in whole or in part, only by the written consent of all the parties to this Agreement at the time of such amendment.

           (f)   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

           (g)   Notices.  All notices, demands, or requests from one party to
                 -------
another shall, unless otherwise specified herein, be delivered in the manner and to the addresses set forth in the Common Stock Purchase Agreement dated as of the date hereof.



                            SIGNATURE PAGE FOLLOWS

     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                               COMPANY:

                               MOAI TECHNOLOGIES, INC.


                               By: /s/ Devapratim Hazarika
                                   ---------------------------------------------
                                    Devapratim Hazarika, Chief Technical Officer

                               Address:
                               650 Townsend Street, Suite 2117
                               San Francisco, CA 94103

                               PURCHASER:

                               ANNE PERLMAN

                               /s/ Anne Perlman
                               -------------------------------------
                                (Signature)


                                Address:
                                       [ADDRESS]
                                ------------------------------------


                                ------------------------------------

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and Moai Technologies, Inc. (the
                                    ---------
"Company") dated December ___, 1997 (the "Agreement"), Purchaser hereby sells,
 -------                                  ---------
assigns and transfers unto the Company _______________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and hereby irrevocably appoints _______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

                              Signature:

                              /s/ Anne Perlman
                              ------------------------------------------
                              Anne Perlman


                              __________________________________________
                              Spouse of Anne Perlman (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Pledge and Security Agreement.

                                   EXHIBIT C
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and Moai Technologies, Inc. (the
                                    ---------
"Company") dated December ___, 1997 (the "Agreement"), Purchaser hereby sells,
 -------                                  ---------
assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. ______, and does hereby irrevocably constitute and appoint _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                              Signature:


                              /s/ Anne Perlman
                              -------------------------------------------
                              Anne Perlman


                              ___________________________________________
                              Spouse of Anne Perlman (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT D
                                   ---------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  Anne Perlman

     NAME OF SPOUSE:  Not applicable

     ADDRESS:  [ADDRESS]



     IDENTIFICATION NO. OF TAXPAYER: _________________

     IDENTIFICATION NO. OF SPOUSE:   Not applicable

     TAXABLE YEAR:  1997

2. The property with respect to which the election is made is described as follows:

     738,750 shares of the Common Stock $0.004 par value, of Moai Technologies, Inc., a California corporation (the "Company").

3.   The date on which the property was transferred is:  December 9, 1997

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $44,325.00.

6.   The amount (if any) paid for such property:  $44,325.00
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ______________________            ____________________________
                                         Taxpayer

Dated: ______________________            ____________________________
                                         Spouse of Taxpayer

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. C-0012 for 738,750 shares of Common Stock of Moai Technologies, Inc. (the "Company").
 -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Common Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:  _________________________

                                        /s/ Anne Perlman
                                        -----------------------------
                                        Anne Perlman